UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2019

TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06 Material Impairments.

On January 11, 2019, Innovative Mattress Solutions, LLC (“iMS”), a customer of Tempur Sealy International, Inc. (the “Company”), filed a voluntary petition in U.S. Bankruptcy Court for the Eastern District of Kentucky (“Bankruptcy Court") seeking relief under Chapter 11 of the U.S. Bankruptcy Code (the “iMS Chapter 11 Proceedings”). In connection with the iMS Chapter 11 Proceedings, on January 9, 2019, the Company determined that it will record a charge of approximately $21 million associated with certain iMS-related assets, primarily made up of trade and other receivables, in the fourth quarter of 2018. No future cash expenditures are anticipated as a result of the fourth quarter charge.

Item 7.01 Regulation FD Disclosure.

On January 11, 2019, the Company distributed a press release (the “Press Release”) announcing that the Company agreed, subject to Bankruptcy Court approval, to provide the DIP Financing (as defined below) to iMS in connection with the iMS Chapter 11 Proceedings and its plan to review strategic alternatives related to iMS during the iMS Chapter 11 Proceedings. A copy of the Press Release is furnished as Exhibit 99.1 hereto.

The information disclosed pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

On January 11, 2019, the Company agreed to provide debtor-in-possession (“DIP”) financing to iMS to facilitate the iMS Chapter 11 Proceedings. Subject to approval by the Bankruptcy Court, (i) the Company has agreed to make available a revolving credit facility to iMS in the aggregate amount of up to $14 million (the “DIP Financing”); (ii) the DIP Financing will bear interest at the 3-month London Interbank Offered Rate (LIBOR) plus 10% per annum, payable along with principal on the maturity date of the DIP Financing, which, pursuant to the agreed upon terms, could be triggered by specified events but in any case not later than 120 days after the filing of iMS' bankruptcy petition, subject to extension and (iii) the DIP Financing will be secured by a lien on all of the assets of iMS and its subsidiaries and affiliates and will be subject to customary conditions, representations and warranties, covenants and events of default. We cannot provide any assurance that the Bankruptcy Court will approve the DIP Financing on the terms described above, or at all.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
99.1	Tempur Sealy Agrees to Provide Debtor-in-Possession Financing to Innovative Mattress Solutions

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K (this “Report”) contains statements that may be characterized as “forward-looking” within the meaning of the federal securities laws, which includes information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this Report, the words “expects,” “anticipates,” “will,” “plan” and variations of such words or similar expressions are intended to identify such statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding iMS' ongoing operations and its plans to optimize its portfolio of retail locations, the causes, length and outcome of the iMS Chapter 11 Proceedings, the Company’s review of strategic alternatives related to iMS, and the impact of the iMS bankruptcy on the Company’s results of operation, liquidity or financial position. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from any that may be expressed as forward-looking statements in this Report. These risk factors include risks associated with the causes, length and outcome of the iMS Chapter 11 Proceedings; the approval of the DIP Financing by the Bankruptcy Court; the performance of iMS’ on-going operations, including its ability to exit underperforming locations, retain employees, suppliers and customers, and conduct business as usual; iMS' ability to fund its on-going operations through the DIP Financing; iMS' use of the funds anticipated to be received in the DIP Financing; iMS' ability to control costs during the iMS Chapter 11 Proceedings; the outcome of the Company's review of strategic alternatives related to iMS; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on iMS and the Company; uncertainties arising from national and global events; industry competition; the effects of consolidation of retailers on revenues and costs; and consumer acceptance and changes in demand for the Company's products.
Other potential risk factors include the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2018. There may be other factors that may cause actual results to differ materially from the forward-looking statements in this Report. The Company undertakes no obligation to update any forward-looking statement contained herein to reflect events or circumstances after the date on which such statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 11, 2019

Tempur Sealy International, Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer